UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 2, 2021
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

NAUTILUS, INC.
FORM 8-K

Item 4.01	Changes in Registrant's Certifying Accountant
(a)    On March 1, 2021, the Audit Committee of the Board of Directors of Nautilus, Inc. and subsidiaries (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective as of that date, and appointed Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm as of and for the fiscal year ending March 31, 2022 and for the transition period from January 1, 2021 to March 31, 2021.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG's audit reports on the consolidated financial statements of Nautilus, Inc. and subsidiaries as of and for the years ended December 31, 2020 and 2019, contained a separate paragraph stating that "As discussed in Note 10 to the consolidated financial statements, the Company has changed its method of accounting for Leases as of January 1, 2019 due to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842)."

During the Company’s two most recent fiscal years and the subsequent interim period through March 1, 2021, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (if not resolved to the satisfaction of KPMG) would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s two most recent fiscal years and the subsequent interim period through March 1, 2021, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated March 2, 2021, is attached as Exhibit 16.1 to this Form 8-K.
(b)     On March 1, 2021, the Audit Committee of the Board of Directors appointed Grant Thornton to serve as the Company’s independent registered public accounting firm as of and for the fiscal year ending March 31, 2022 and for the transition period from January 1, 2021 to March 31, 2021.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Grant Thornton’s engagement, neither the Company nor anyone on its behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

16.1	Letter from KPMG LLP dated March 2, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

March 2, 2021	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer